UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003


                         Commission File Number 0-15782





                             CEC ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


                 Kansas                              48-0905805
         (State or other jurisdiction of          (I.R.S. Employer
         incorporation or organization)          Identification No.)





                            4441 West Airport Freeway
                               Irving, Texas 75062
                    (Address of principal executive offices,
                               including zip code)


                                 (972) 258-8507
                         (Registrant's telephone number,
                              including area code)

Item 5: Other Events

     Attached hereto as Exhibit No. 99 is a press release of CEC Entertainment, Inc. dated October 15, 2003.



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CEC ENTERTAINMENT, INC.



Dated: October 15, 2003                         By:/s/Richard M. Frank
                                                   -----------------------------
                                                   Richard M. Frank
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit
Number   Description

99.1     Press Release of CEC Entertainment, Inc. dated October 15, 2003.